                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                     Chapter 11
                                                     Case No.: 02 B 02474
                                                     Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                        MONTHLY OPERATING REPORT FOR THE
                      PERIOD MARCH 28, 2002 TO MAY 1, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: May 23, 2002

                           KMART CORPORATION, ET AL.



                             /s/ A. A. Koch
                           -----------------------------------
                           A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FIVE-WEEK PERIOD ENDED MAY 1, 2002

I.   Kmart Corporation Unaudited Consolidated Financial Statements
     A. Consolidated Statement of Operations for the five-week period ended May 1, 2002
     B.   Consolidated Balance Sheet as of May 1, 2002
     C. Consolidated Statement of Cash Flows for the five-week period ended May 1, 2002
     D.   Cash Receipts and Disbursements for the five-week period ended May 1,
          2002
     E. Schedule of Professional Fees and Expenses for the thirteen-week period ended May 1, 2002
     F.   Notes to Unaudited Consolidated Financial Statements


II.  Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                FIVE-WEEK
                                               PERIOD ENDED
                                                  MAY 1,
                                                   2002
                                               ------------
SALES                                             $ 3,196

Cost of sales, buying & occupancy                   3,299
                                                  -------
GROSS MARGIN                                         (103)

Selling, general and administrative expenses          666
                                                  -------
LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION EXPENSE                            (769)


Chapter 11 reorganization expense                     249
                                                  -------


LOSS BEFORE INTEREST AND INCOME TAXES              (1,018)


Net interest expense                                   12
Income taxes                                          (12)
                                                  -------


NET LOSS                                          $(1,018)
                                                  =======

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                         MAY 1,
                                                                         2002
                                                                       --------
ASSETS
Cash and cash equivalents                                              $  1,829
Merchandise inventories                                                   5,284
Other current assets                                                        624
                                                                       --------
TOTAL CURRENT ASSETS                                                      7,737

Property and equipment, net                                               6,044
Other assets & deferred charges                                             223
                                                                       --------
TOTAL ASSETS                                                           $ 14,004
                                                                       ========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                     $  1,680
  Accrued payroll and other liabilities                                     653
  Taxes other than income taxes                                             237
                                                                       --------
TOTAL CURRENT LIABILITIES                                                 2,570


  Long-term debt                                                             --
  Capital lease obligations                                                 694
  Other long-term liabilities                                                88
                                                                       --------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                               3,352

LIABILITIES SUBJECT TO COMPROMISE                                         7,764

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart (redemption value of $898)        889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  503,294,515 shares issued, respectively                                   503
Capital in excess of par value                                            1,697
Accumulated deficit                                                        (201)
                                                                       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $ 14,004
                                                                       ========




Memo:
LIABILITIES SUBJECT TO COMPROMISE
Accounts payable                                                       $  2,589
Closed store reserves                                                       843
General liability and workers compensation                                  301
Taxes payable                                                               147
Debt and notes payable                                                    3,326
Pension obligation                                                          190
Other liabilities                                                           368
                                                                       --------
                                                                       $  7,764
                                                                       ========

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                           FIVE-WEEK
                                                         PERIOD ENDED
                                                            MAY 1,
                                                            2002
                                                         ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                   $(1,018)

Adjustments to reconcile net loss
   to net cash provided by operating activities:

   Restructuring, impairment and other charges                 760

   Reorganization items                                        249

   Depreciation and amortization                                79

   Equity income in unconsolidated subsidiaries                  1

   Dividends received from Meldisco                             45
Changes in:

   Inventory                                                   165

   Accounts payable                                           (107)

   Deferred taxes and income taxes payable                     (10)

   Other assets                                                 (1)

   Other liabilities                                            66
Cash used for store closings                                    (1)
                                                           -------
NET CASH PROVIDED BY OPERATING ACTIVITIES                      228
                                                           -------

NET CASH USED FOR REORGANIZATION ITEMS                         (17)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                           (21)
                                                           -------
NET CASH USED FOR INVESTING ACTIVITIES                         (21)
                                                           -------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                (1)
                                                           -------
NET CASH USED FOR FINANCING ACTIVITIES                          (1)
                                                           -------
NET CHANGE IN CASH AND CASH EQUIVALENTS                        189
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD               1,640
                                                           -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                   $ 1,829
                                                           =======

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                     FIVE-WEEK
                                                   PERIOD ENDED
                                                      MAY 1,
                                                      2002
                                                   ------------
Cash Receipts:
    Store                                             $3,324
    Other                                                187
                                                      ------

    CASH INFLOWS                                       3,511
                                                      ------

Cash Disbursements:
    Accounts payable                                   2,331
    Fleming                                              352
    Payroll and benefits                                 489
    Taxes                                                127
    Lease departments                                     23
                                                      ------

    CASH OUTFLOWS                                      3,322
                                                      ------

           TOTAL CASH FLOWS BEFORE BORROWINGS            189
                                                      ------

DIP Loan Borrowings                                       --
                                                      ------

             NET CASH INFLOWS                         $  189
                                                      ======

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES
(Unaudited)

                                                             FOR THE THIRTEEN-WEEK PERIOD ENDED MAY 1, 2002
                                                  --------------------------------------------------------------------
                                                    BILLED
NAME                                                AMOUNT          PAID         UNPAID      HOLDBACK       ACCRUED
----                                              -----------   -----------   -----------   ----------    -----------
Abacus Advisory and Consulting Corporation        $   717,257   $    27,909   $   689,348   $        --   $        --

Ernst & Young                                         134,901            --       134,901        12,722            --

FTI Policano                                          429,058            --       429,058        40,892            --

Jones Day                                             267,177            --       267,177        25,559            --

KPMG                                                       --            --            --            --            --

Miller Buckfire Lewis & Co.                           460,194            --       460,194            --            --

Morgan Lewis & Bockius                                438,145       438,145            --            --            --

Otterbourg Steindler                                  837,115            --       837,115        80,081            --

PricewaterhouseCoopers                              3,278,915            --     3,278,915       295,043            --

Rockwood Gemini Advisors                              403,510            --       403,510        30,000            --

Skadden, Arps, Slate, Meagher & Flom (Illinois)     4,234,880            --     4,234,880       370,702            --

Winston & Strawn                                      115,867            --       115,867        11,179            --

Accrued                                                    --            --            --            --    23,382,981

TOTAL                                             $11,517,019   $   466,054   $10,850,966   $   866,178   $23,882,981


Billed amounts include fees and expenses.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. As of May 1, 2002 the Company had utilized $335 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)

          DIP Credit Facility capacity                      $2,000
          5% Holdback                                         (100)
          DIP loans outstanding                                 -
          Letters of credit outstanding                       (335)
                                                          ----------

          Total Available as of May 1, 2002                 $1,565
                                                          ==========



3. Comparable store sales for the four-week period ended May 1, 2002, excluding the 283 stores the Company is currently in the process of closing, were $2,080 million or 16.4% lower than last year.

4. Cost of sales, buying & occupancy includes non-comparable charges of $760 million, relating primarily to $478 million for markdowns taken on merchandise sold, or to be sold, at going-out-of-business sales at 283 store locations and, in conjunction with the store closing sales, $270 million for markdowns to accelerate certain inventory reductions.

5. Chapter 11 reorganization expenses include $219 million of cost associated with the closure of the 283 stores, primarily related to lease terminations, employee severance and other liquidation expenses, $21 million of accrued professional fees, $6 million of accrued stay bonus expense for the Key Employee Retention Program previously approved by the Court and $3 million of other reorganization expenses.

6. In accordance with SFAS No. 109 "Accounting for Income Taxes", the Company has recorded a valuation allowance against its net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in 2002. The tax benefit recorded in the five-week period ended May 1, 2002 reflects amounts now refundable to the Company as the result of recent tax law changes.

7. Cash Receipts and Disbursements for the five-week period ended May 1, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474
                       -------------------------           ----------

                          FOR MONTH ENDING May 1, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.